COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 2
dated January 2, 2013
to the Statement of Additional Information dated May 1, 2012 (“SAI”)

SECURITIES LENDING

Certain changes are being made to the disclosure of securities lending in the SAI. Accordingly, the following is hereby inserted as a new second sentence in the second paragraph under the section entitled “Securities Lending” beginning on page B-12 of the SAI:

“Under certain circumstances, a portion of the lending fee may be paid or rebated back to the borrower by the Account.”

DISCLOSURE OF PORTFOLIO HOLDINGS

Certain changes are being made to the section on the disclosure of portfolio holdings in the SAI. Accordingly, the following hereby replaces in its entirety the third sentence of the first paragraph under the section entitled “Disclosure of Portfolio Holdings” beginning on page B-22 of the SAI:

“As a general rule, except as described below, the Accounts and TCIM will not disclose the Accounts’ portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 20 days after the end of the calendar month.”

In addition, the following hereby replaces in its entirety the first sentence of the fifth paragraph under the section entitled “Disclosure of Portfolio Holdings” beginning on page B-22 of the SAI:

“Currently, the Accounts have ongoing arrangements to disclose their portfolio holdings in accordance with the time restrictions and other provisions of the Accounts’ portfolio holdings disclosure policy to the following recipients: Lipper, Inc., a Reuters Company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Command Financial Press; the Investment Company Institute (the “ICI”); R.R. Donnelley; Bloomberg L.P.; Data Explorers Limited; eA Data Automation Services LLC; Markit on Demand; Objectiva Software (d/b/a/ Nu:Pitch); and CoreOne Technologies.”

TRUSTEE INFORMATION

Mr. Maceo K. Sloan’s tenure as Chairman of the Board of Trustees ended effective as of the close of business on December 31, 2012. Mr. Sloan continues to serve as a Trustee. Accordingly, all references to Mr. Sloan as “Chairman” or “Chairman of the Board” are hereby removed from his biographical entry in the chart entitled “Disinterested Trustees” in the section entitled “Management of CREF” beginning on page B-23 of the SAI.

Prof. Howell E. Jackson has been appointed as Chairman of the Board of Trustees effective January 1, 2013. Accordingly, the entry under the third column from the left entitled “Term of Office and Length of Time Served” in Prof. Jackson’s biographical entry in the chart entitled “Disinterested Trustees” in the section entitled “Management of CREF” beginning on page B-23 of the SAI is hereby amended and replaced in its entirety to read as follows: “One-Year term as Trustee. Chairman for term ending December 31, 2015 (subject to re-election as Trustee). Trustee since 2005. Chairman since January 1, 2013.”

In addition, the chairpersons and members of certain standing committees of the Board have changed effective January 1, 2013, as follows:

(1)

Prof. Howell E. Jackson has been appointed as Chair of the Executive Committee, Ms. Bridget A. Macaskill has been appointed as a member of the Committee and Dr. Nancy L. Jacob no longer serves on the Committee. Accordingly, the third sentence of the paragraph numbered “(4)” under the section entitled “Board Committees” beginning on page B-30 of the SAI is hereby amended and replaced in its entirety to read as follows: “The current members of the Executive Committee are Prof. Jackson (chair), Ms. Eckl, Ms. Macaskill and Mr. Sloan.”

(2)

Prof. Jackson has been appointed as a member of the Nominating and Governance Committee. Accordingly, the third sentence of the paragraph numbered “(5)” under the section entitled “Board Committees” beginning on page B-30 of the SAI is hereby amended and replaced in its entirety to read as follows: “The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Mr. Forrester, Prof. Jackson, Ms. Macaskill, Mr. Sloan and Dr. Starks.”

(3)

Ms. Macaskill has been appointed as Chair of the Operations Committee. Accordingly, the third sentence of the paragraph numbered “(6)” under the section entitled “Board Committees” beginning on page B-30 of the SAI is hereby amended and replaced in its entirety to read as follows: “The current members of the Operations Committee are Ms. Macaskill (chair), Mr. Forrester, Prof. Jackson, Dr. Jacob, Mr. Kenny and Dr. Starks.”

OFFICER INFORMATION

The following information is hereby added to the chart entitled “Officers” in the section entitled “Management of CREF” beginning on page B-23 of the SAI:

Name, Address and Date of Birth (“DOB”)	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Otha T. Spriggs, III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 2/16/51	Executive Vice President	One-year term. Executive Vice President since 2012.

Executive Vice President and Chief Human Resources Officer (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Former Senior Vice President of Human Resources, Boston Scientific (2010–2012); President of Integrated People Solutions (2009–2010); Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp. (2001–2009)

Effective October 22, 2012, Mr. Eugene Flood, Jr. no longer serves as Executive Vice President of the TIAA-CREF Fund Complex. Accordingly, all references and information related to Mr. Flood are hereby deleted from the chart entitled “Officers” in the section entitled “Management of CREF” beginning on page B-23 of the SAI.

A13797 (1/13)